UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 8, 2013

GREEKTOWN SUPERHOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53921	27-2216916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 East Lafayette, Detroit, Michigan	48226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (313) 223-2999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

Stockholders Agreement

On April 8, 2013, Greektown Superholdings, Inc. (the “Company”) entered into a definitive Stockholders Agreement (the “Stockholders Agreement”) with Athens Acquisition LLC, a Delaware limited liability company (“Athens”). The Stockholders Agreement will become effective upon the date that Athens consummates certain transactions to purchase a majority of the Company’s shares under its existing contracts (the “Effective Date”), which transactions are listed in Annex 1 to the Stockholders Agreement (the “Securities Purchases”). Athens’ consummation of the Securities Purchases is subject to approval by the Michigan Gaming Control Board (the “MGCB”). The MGCB granted such approval at a meeting of the MGCB held on April 9, 2013, and the Company anticipates that Athens’ will promptly consummate the Securities Purchases.

The Stockholders Agreement provides for certain minority rights and protections to current non-Athens stockholders of the Company (the “Minority Stockholders”) and certain other matters.

Minority Director Representation

Pursuant to the Stockholders Agreement, the Company’s Board of Directors (the “Board”) will contain at least two (2) independent directors, one of which will be a representative of the Minority Stockholders (the “Minority Independent Director”). The independent directors must qualify as independent under the New York Stock Exchange listing rules and have no material past or present commercial or personal relationship or ties with any affiliate of the Company.

The first Minority Independent Director will be Freman Hendrix and the first replacement Minority Independent Director will be Darrell Burks, both of whom are current members of the Board. Upon the resignation or removal of Darrell Burks as the first replacement Minority Independent Director in accordance with the terms of the Stockholders Agreement, the then-serving members of the Board will designate a successor Minority Independent Director. A majority of the Minority Stockholders will have a veto right over any such successor designation of the Minority Independent Director.

Liquidity Rights—Generally

The Stockholders Agreement requires that Athens provide each Minority Stockholder with at least two (2) opportunities for liquidity in respect of each Minority Stockholder’s Company securities (each such opportunity, a “Liquidity Event”) from the Effective Date until the later to occur of (i) six (6) months after the Effective Date and (ii) December 31, 2013 (the “Liquidity Period”). The first Liquidity Event must occur as soon as reasonably practicable after the Effective Date and the second during the last month of the Liquidity Period.

The price to be paid to participating holders during each Liquidity Event will be $90 per share on an unconverted basis (the “Liquidity Price”). The Liquidity Price payable to any participating Minority Stockholder will be adjusted downward to the extent such Minority Stockholder has elected to convert its shares of the Company’s preferred stock into shares of the Company’s common stock (i.e., the Liquidity Price does not provide Minority Stockholders with any credit for accrued and unpaid dividends on shares of the Company’s preferred stock).

So long as the economic result described in the immediately preceding paragraph is the same, each Liquidity Event may be provided by any means, at the election of Athens, including by merger or otherwise. If any Liquidity Event is effectuated by merger, Athens must permit each Minority Stockholder with the right to elect to receive cash or securities in the surviving entity of the merger.

Rights in respect of the Liquidity Events are enforceable by the Minority Stockholders and are not transferrable.

Until the expiration of the Liquidity period, Athens is required to own and retain at least $145 million of Company securities, which amount will be calculated on the basis of the purchase price paid by Athens for those securities.

Liquidity Rights—Standard General and Brigade

In order to participate in any Liquidity Event offered pursuant to the Stockholders Agreement, certain affiliated funds of Standard General L.P. (“Standard General”) and Brigade Leveraged Capital Structured Fund Ltd. (“Brigade”) are each required to first (i) execute an Investor Rights Agreement in the form attached to the Stockholders Agreement as Annex 2 and (ii) deliver such executed Investor Rights Agreement to the Company and Athens within ten (10) business days following the Effective Date.

The form of Investor Rights Agreement provides that the executing investor (Standard General and/or Brigade) will release all existing claims against the Company, Athens and their respective subsidiaries and affiliates. In addition, the executing investor will agree to not disparage the Company, Athens or any of their respective subsidiaries and affiliates until Athens effectuates a short-form merger between it (or any of its wholly-owned subsidiaries) and the Company in accordance with the Delaware General Corporation Law (a “Short-Form Merger”), unless the Investor Rights Agreement is earlier terminated in accordance with its terms.

The form of Investor Rights Agreement also provides that, in addition to any rights Standard General or Brigade may have with respect to any Liquidity Event under the Stockholders Agreement, an executing investor (Standard General and/or Brigade) will have a right to put all of its Company securities owned as of the date of the Investor Rights Agreement to Athens (the “Sale Right”) until the later to occur of (i) six (6) months after the Effective Date and (ii) December 31, 2013. The price to be paid by Athens upon a proper exercise of the Sale Right will be $90 per share on an unconverted basis (the “Sale Price”). The Sale Price will be adjusted downward to the extent Standard General or Brigade, as applicable, has elected to convert its shares of the Company’s preferred stock into shares of the Company’s common stock (i.e., the Sale Price does not provide any credit for accrued and unpaid dividends on shares of the Company’s preferred stock).

On the closing date of any proper exercise of the Sale Right, Standard General or Brigade, as applicable, must reaffirm certain release, waiver and representation provisions of the Investor Rights Agreement. In addition, Standard General or Brigade, as applicable, will be prohibited from exercising any Sale Right if it or any of its subsidiaries or affiliates has asserted claims against the Company, Athens or any of their respective subsidiaries or affiliates. The Sale Right is not transferrable.

The form of Investor Rights Agreement requires that an executing investor (Standard General and/or Brigade) agree that its sole remedy will be to seek appraisal under Section 262 of the Delaware General Corporation Law in the event that the Company and Athens engage in a “long-form” merger pursuant to Section 251, Section 252, Section 263 or Section 264 of the Delaware General Corporation Law.

Co-Sale (Tag-Along) Rights

The Stockholders Agreement provides all Minority Stockholders with a “co-sale” or “tag-along” right to participate in any sale or transfer by Athens of Company securities to any person (other than a transfer of a direct or indirect interest in Athens representing a less than 40% beneficial ownership interest in the Company or transfers by Athens to any of its subsidiaries or affiliates). Any Minority Stockholder may elect to exercise its co-sale right by sending a notice to the Company and Athens within 30 days after the Company delivers a notice regarding a proposed sale by Athens for which the co-sale right applies under the terms of the Stockholders Agreement. A Minority Stockholder will be deemed to have waived its co-sale right if it fails to give notice to the Company within the required time period specified in the immediately preceding sentence. The co-sale right is not transferrable and will remain in effect until Athens effectuates a Short-Form Merger, unless the Stockholders Agreement is earlier terminated in accordance with its terms as described in “Stockholders Agreement—Term” below.

Preemptive Rights

The Stockholders Agreement provides all Minority Stockholders with preemptive rights with respect to (i) Company equity issuances and (ii) Company debt issuances to Athens and/or its affiliates, subject in both cases to certain enumerated exceptions. If the Company proposes an issuance subject to the preemptive rights, it will give written notice to each Minority Stockholder at least fifteen (15) days prior to the proposed issuance. Each Minority Stockholder will then have fifteen (15) days from receipt of any such notice to irrevocably elect to exercise its preemptive rights. The preemptive rights are not transferrable and will remain in effect until Athens effectuates a Short-Form Merger, unless (i) the Stockholders Agreement is earlier terminated in accordance with its terms as described in “Stockholders Agreement—Term” below or (ii) the preemptive rights are waived by the written approval of the Minority Independent Director (or, if there is no Minority Independent Director then serving, a majority of the independent directors of the Board), if such waiver is deemed to be in the best interest of the Company.

Minority Independent Director Consent Rights

The Stockholders Agreement requires that the Minority Independent Director (or, if there is no Minority Independent Director then serving, a majority of the independent directors of the Board) approve certain actions, including:

•
Any amendment to the Company’s Certificate of Incorporation or Bylaws, or the organizational documents of any subsidiary of the Company, that would disproportionately adversely affect the Minority Stockholders;

•
Any transaction between the Company, on the one hand, and Athens or its affiliates, on the other hand, in excess of $1,000,000 individually or $4,000,000 in the aggregate, other than actions contemplated by the Stockholders Agreement and de minimis incidental usage of the Company’s facilities at prevailing market rates; and

•	Any issuance of Company securities in connection with any joint venture or strategic partnership entered into by the Company.

The consent rights with respect to the matters described above will remain in effect until Athens effectuates a Short-Form Merger, unless the Stockholders Agreement is earlier terminated in accordance with its terms as described in “Stockholders Agreement—Term” below.

U.S. Securities and Exchange Commission Registration

The Stockholders Agreement provides that (i) the Company stock will continue to be registered under the Securities Act of 1933, as amended, and (ii) the Company will continue to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended. The registration and reporting requirements will remain in effect until Athens effectuates a Short-Form Merger, unless (i) the Stockholders Agreement is earlier terminated in accordance with its terms as described in “Stockholders Agreement—Term” below or (ii) such registration and reporting requirements are waived by the approval of the Minority Independent Director (or, if there is no Minority Independent Director then serving, a majority of the independent directors of the Board).

Termination of Rights Agreement

The Stockholders Agreement requires that the Company terminate the Rights Agreement, dated December 31, 2012, as amended from time to time (the “Rights Agreement”), between the Company and Continental Stock Transfer & Trust Company. On March 19, 2013, the Board approved, subject to the execution of a definitive agreement between the Company and Athens, the termination of the Rights Agreement and the suspension of the conditional rights distribution that had been declared on December 30, 2012. The Rights Agreement and rights distribution had not, in any event, become effective because their effectiveness had been made expressly dependent upon approval of the MGCB and such approval has not been obtained. The termination of the Rights Agreement is effective as of April 8, 2013 (the “Rights Agreement Termination”). Accordingly, the Rights Agreement and the rights contained therein are of no further force and effect.

Bylaw Amendments

The Stockholders Agreement requires that the Company repeal the December 30, 2012 amendments to the Company’s Bylaws. On March 19, 2013, the Board determined that, effective upon the execution of a definitive agreement between the Company and Athens, the Bylaws would be amended to repeal the December 30, 2012 amendments and restore the Bylaws to their form prior to December 30, 2012 (the “Bylaw Amendments”). The Bylaw Amendments are effective as of April 8, 2013.

Term

The Stockholders Agreement will terminate upon the earliest to occur of (i) Athens effectuating a Short-Form Merger, (ii) the consummation of a sale or transfer of Company securities whereby neither Athens nor any of its affiliates beneficially owns a majority of Company securities, and (iii) the time when all Company securities are owned by Athens and/or its affiliates.

Other Miscellaneous Matters

Releases

The Stockholders Agreement provides that each of the Company and Athens agrees to release the other party and its subsidiaries and affiliates from all existing claims. The release does not apply to any claims in respect of performance of the parties’ respective obligations under the Stockholders Agreement.

Short-Form Merger

The Stockholders Agreement requires Athens to promptly effectuate the Short-Form Merger once Athens owns 90% or more of the outstanding shares of each class of stock of the Company.  Pursuant to the Short-Form Merger, all remaining Minority Stockholders will be required to sell their stock for cash consideration.

Board Member Changes after the Effective Date

After the Effective Date, the Company will file with the U.S. Securities and Exchange Commission a Schedule 14F-1 Information Statement, relating to the change in a majority of the members of the Board. Within ten (10) days after the Company’s filing of a Schedule 14F-1, the Company will cause the Board to consist solely of Daniel Gilbert, Matthew Cullen, Freman Hendrix and Darrell Burks.

Amendments and Modifications to the Stockholders Agreement

Any amendment, modification or supplement to the Stockholders Agreement must be in writing and approved by the Minority Independent Director (or, if there is no Minority Independent Director then serving, a majority of the independent directors of the Board), and signed by the Company and Athens.

Indemnification of Directors and Officers

The Stockholders Agreement requires the Company and Athens to indemnify all of the Company’s present and former directors and officers (the “Indemnified Parties”), and if indemnification is not available, to provide contribution (if legally permissible). Athens has the right to elect to control the defense and the settlement of all claims for which the Indemnified Parties may request indemnification or contribution. Athens and the Company will purchase a tail directors and officers insurance policy covering all Indemnified Parties for a period of six (6) years, and the Indemnified Parties will have third-party beneficiary rights to enforce the indemnification provisions of the Stockholders Agreement.

Athens’ Access Rights

The Stockholders Agreement permits Athens to meet with the management of the Company to discuss matters relating to the transition of ownership in the Company and to participate in discussions with lenders regarding the Company’s previously-announced refinancing proposal.

*           *           *

The foregoing descriptions of the Stockholders Agreement, the Rights Agreement Termination and the Bylaw Amendments do not purport to be complete and are qualified in their entirety by reference to the full text of the Stockholders Agreement (including any exhibits thereto), the Rights Agreement Termination and the Bylaw Amendments attached hereto as Exhibits 10.1, 4.1 and 3.1, respectively, and incorporated by reference herein.

Item 3.03.                      Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 above under the heading “Termination of Rights Agreement” is incorporated herein by reference.

Item 5.03.                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 above under the heading “Bylaw Amendments” is incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.1	Bylaw Amendments, effective as of April 8, 2013.
4.1	Termination of the Rights Agreement, effective as of April 8, 2013, by and between Greektown Superholdings, Inc. and Continental Stock Transfer & Trust Company.
10.1	Stockholders Agreement, dated as of April 8, 2013, by and between Greektown Superholdings, Inc. and Athens Acquisition LLC.

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve risks and uncertainties. All statements contained herein that are not clearly historical in nature are forward-looking, and words such as “anticipate,” “expect,” “will,” “continue,” or other similar words or phrases are generally intended to identify forward-looking statements. Any forward-looking statement contained herein, in other press releases, written statements or documents filed with the Securities and Exchange Commission are subject to known and unknown risks, uncertainties and contingencies, including the risks that the specified minimum ratio of EBITDA to fixed charges required by the MGCB cannot be maintained and that the MGCB takes regulatory action which has a material adverse impact on the company and the risk that such regulatory action causes events of default under its outstanding debt. Many of these risks, uncertainties and contingencies are beyond the Company’s control. Any forward-looking statements in this document speak only as of the date of this document, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 11, 2013
GREEKTOWN SUPERHOLDINGS, INC.

By:	/s/ Michael Puggi
Name:	Michael Puggi
Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Bylaw Amendments, effective as of April 8, 2013.

4.1	Termination of the Rights Agreement, effective as of April 8, 2013, by and between Greektown Superholdings, Inc. and Continental Stock Transfer & Trust Company.

10.1	Stockholders Agreement, dated as of April 8, 2013, by and between Greektown Superholdings, Inc. and Athens Acquisition LLC.